SPDR® Index Shares Funds

(the “Trust”)

Supplement dated April 28, 2017 to the

Statement of Additional Information (the “SAI”)

dated January 31, 2017, as supplemented

Effective May 1, 2017 (the “Effective Date”), State Street Global Markets, LLC, the distributor of shares of each series of the Trust, will be renamed State Street Global Advisors Funds Distributors, LLC.

Accordingly, as of the Effective Date, all references in the SAI to State Street Global Markets, LLC are hereby deleted and replaced with State Street Global Advisors Funds Distributors, LLC. In addition, the first paragraph of the sub-section entitled “THE DISTRIBUTOR” within the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES” is hereby deleted and replaced in its entirety as follows:

State Street Advisors Funds Distributors, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. An affiliate of the Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. An affiliate of the Distributor also receives compensation from State Street for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.

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BDCHANGESAI1